Exhibit 32.2

Certification of Principal Financial Officer Pursuant to
18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Stephen J. Toy, Principal Financial Officer of Ross Acquisition Corp II (the “Company”), hereby certify, that, to my knowledge:

1.
the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 6, 2023
	By:	/s/ Stephen J. Toy
Name: Stephen J. Toy
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)